UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

GLOBAL EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2012, the Board of Directors (the “Board”) of Global Eagle Acquisition Corp. (the “Company”), pursuant to the Company’s Amended and Restated Certificate of Incorporation, increased the size of the Board from three to four directors and elected Cole A. Sirucek to fill the vacancy resulting from such increase.

Mr. Sirucek, 36, is the founder and Chief Executive Officer of EPIC MMA Club, a mixed martial arts and cross fitness training facility in Hong Kong. He also currently is the Chairman of DocDoc Enterprises, Ltd., a disruptive consumer Internet company focused on the health care sector in the Asia Pacific region. From September 2005 to January 2012, Mr. Sirucek was an investment professional at Temasek Holdings, an Asia investment company headquartered in Singapore, where he sourced, executed and monitored private and public equity investments in the media, telecommunications and technology sectors. Previously, from January 1999 to August 2002, he was the co-founder and Executive Vice President of Pluto Networks, a data networking intellectual property licensing company. Mr. Sirucek also served in the public sector as an Economic Development Specialist for the State of Hawaii’s Department of Business and Economic Development from December 2000 to August 2002. Mr. Sirucek earned a Masters of Business Administration from MIT Sloan School of Management, a Masters in Public Administration from Harvard University's J.F.K. School of Government and a Bachelor of Science degree from the University of Idaho.

There are no arrangements or understandings between Mr. Sirucek and any other person pursuant to which Mr. Sirucek was elected as director of the Company and there are no family relationships between Mr. Sirucek and any of the Company’s other directors or executive officers. In connection with Mr. Sirucek’s agreement to serve as director of the Company, Global Eagle Acquisition LLC, the Company’s sponsor, transferred to Mr. Sirucek 10,000 shares of the Company’s common stock, par value $0.0001 per share. A copy of the securities assignment agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to an escrow agreement by and among the Company, American Stock Transfer & Trust Company, LLC and the holders of the Company’s founder shares and private placement warrants, none of the shares may be transferred, assigned or sold by Mr. Sirucek until the earlier of one year after the completion of the Company’s initial business combination (or earlier if, subsequent to the Company’s business combination, the last sales price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s business combination) and the date on which the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash securities or other property. Notwithstanding the restrictions above, the shares may be transferred, for estate planning and other limited purposes, as more fully described in the escrow agreement. Additionally, pursuant to such escrow agreement, a portion of the transferred shares will be subject to forfeiture by Mr. Sirucek in the event that the last sales price of the Company’s stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within thirty-six months following the closing of the Company’s initial business combination. A copy of an amendment to the escrow agreement pursuant to which Mr. Sirucek has agreed to be bound by the provisions thereof is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Company also entered into a letter agreement with Mr. Sirucek, which contains certain rights and obligations with respect to the Company, including, but not limited to, certain voting obligations in respect of the shares subject to the escrow agreement. A copy of the letter agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

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In connection with the transfer of the shares to Mr. Sirucek, the Company also entered into an indemnity agreement with Mr. Sirucek and Mr. Sirucek executed a Joinder to the Registration Rights Agreement by and among the Company and the holders of the Company’s founder shares. The indemnity agreement provides contractual indemnification in addition to the indemnification provided for in the Company’s amended and restated certificate of incorporation for Mr. Sirucek’s service as a director of the Company. The Joinder to Registration Rights Agreement provides Mr. Sirucek with registration rights with respect to such shares. A copy of the indemnity agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference and a copy of the Joinder to Registration Rights Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

10.1*	Securities Assignment Agreement, dated May 8, 2012, by and between Global Eagle Acquisition LLC and Cole A. Sirucek.

10.2*	Amendment to Securities Escrow Agreement, dated May 8, 2012 by and among the Company, American Stock Transfer & Trust Company, LLC, Cole A. Sirucek and the other persons party thereto.

10.3*	Letter Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek.

10.4*	Indemnity Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek.

10.5*	Joinder to Registration Rights Agreement, dated May 8, by Cole A. Sirucek.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle Acquisition Corp.

Dated: May 9, 2012	By:	/s/ Harry E. Sloan
Name: Harry E. Sloan
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit

10.1*	Securities Assignment Agreement, dated May 8, 2012, by and between Global Eagle Acquisition LLC and Cole A. Sirucek.

10.2*	Amendment to Securities Escrow Agreement, dated May 8, 2012 by and among the Company, American Stock Transfer & Trust Company, LLC, Cole A. Sirucek and the other persons party thereto.

10.3*	Letter Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek.

10.4*	Indemnity Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek.

10.5*	Joinder to Registration Rights Agreement, dated May 8, by Cole A. Sirucek.

*	Filed herewith.

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